UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 31, 2020 (July 27, 2020)

THE COMMUNITY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36094	52-1652138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3035 Leonardtown Road, Waldorf, Maryland 20601
(Address of Principal Executive Offices) (Zip Code)

301-645-5601
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

EXPLANATORY NOTE

As explained below, this Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by The Community Financial Corporation (the “Company”) on July 27, 2020 (the “Original Form 8-K”). The Original Form 8-K included the Company’s July 27, 2020 press release (the “Original Release”) which reported the Company’s results of operations and financial condition for the three and six month periods ended June 30, 2020. As reported in Item 2.02 below, on July 31, 2020, the Company issued a press release correcting certain narrative disclosure in the Original Release regarding the Company’s return on average assets and return on average common equity. The other information disclosed in the Original Release and Original Form 8-K is unchanged.

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2020, the Company issued its earnings release for the three and six months ended June 30, 2020.  A copy of the Original Release was furnished as Exhibit 99.1 to the Form 8-K filed on July 27, 2020.  On July 31, 2020, the Company issued a press release correcting certain narrative disclosure in the Original Release regarding the Company’s return on average assets and return on average common equity. Other than as set forth below, the information reported in the Original Release is unchanged.

The Original Release has been revised as follows:

  the second sentence of the third paragraph of the earnings release, and the second sentence of the second paragraph under the heading “Income Statement—Net Income” have been corrected to report that the Company’s ROAA and ROACE were 0.65% and 6.64% for the six months ended June 30, 2020 compared to 0.88% and 9.41% in the six months ended June 30, 2019; and
  the second sentence of the first paragraph under the heading “Income Statement—Net Income” has been corrected to report that the Company’s ROAA and ROACE were 0.69% and 7.27% for the three months ended June 30, 2020 compared to 0.84% and 8.99% for the three months ended June 30, 2019.

 A copy of the revised press release issued on July 31, 2020 is furnished with this Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)-(c)    Not applicable

(d)         Exhibits

Number	Description

99.1	Press Release dated July 31, 2020

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION

Date: July 31, 2020	By:	/s/ Todd Capitani
Todd Capitani
Chief Financial Officer